EXHIBIT 10.5

**-Certain information omitted and filed separately with the Commission pursuant to a confidential treatment request under Rule 24b-2 of the Commission.


                          TECHNOLOGY TRANSFER AGREEMENT




                                     Between



                            LUCENT TECHNOLOGIES INC.



                                       And



                          BROADBAND TECHNOLOGIES, INC.

                          TECHNOLOGY TRANSFER AGREEMENT

This Agreement is made between Lucent Technologies Inc. ("Lucent"), a Delaware corporation having an office at 600 Mountain Avenue, Murray Hill, New Jersey 07974, United States of America, and BroadBand Technologies, Inc. ("Licensee"), a corporation of Delaware having an office at 4024 Stirrup Creek Drive, Durham, NC 27709-3737.

WHEREAS, Lucent is the owner of, or has the rights to certain technology and associated intellectual property rights (defined herein as Lucent Information); and

WHEREAS, Licensee has a need to utilize said Lucent Information; and

WHEREAS, Lucent is willing to make said Lucent Information available to Licensee based upon the terms and conditions set out herein.


NOW, THEREFORE, in consideration of the mutual promises herein set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, Lucent and Licensee agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS



1.01 Subsidiary of a company means a corporation or other legal entity (i) the majority of whose shares or other securities entitled to vote for election of directors (or other managing authority) are now or hereafter controlled by such company either directly or indirectly; or (ii) which does not have outstanding shares or securities but the majority of whose ownership interest representing the right to manage such corporation or other legal entity is now or hereafter owned and controlled by such company either directly or indirectly; but any such corporation or other legal entity shall be deemed to be a Subsidiary only as long as such ownership and control exists.

1.02 Lucent Information means Lucent ****************** Technology and Lucent ****************** Technology, collectively.

1.03 Lucent ****************** Technology means the information transferred or to be transferred from Lucent to Licensee pursuant to this Agreement as identified in Attachment 2 of this Agreement.

1.04 Lucent **************** Technology means the information transferred or to be transferred from Lucent to Licensee pursuant to this Agreement as identified in Attachment 1 of this Agreement.

1.05 BBT DLC PRODUCTS means any product of Licensee which is designed and marketed by Licensee to be a component of a digital loop carrier system. The digital loop carrier system would provide concentration from a central office to a traditional Remote Terminal or a Remote Terminal deployed in an Optical Network Unit-like configuration, with either a fiber or metallic interface.

1.06  **************************************************************************
********************************************************************************
********************************************************************************
************************************************************************

1.07 A Change of Control occurs upon any one of the following circumstances or events:

(i) The stockholders of a Party ("Acquired Party") approve a transaction, including, without limitation, a merger or consolidation (however denominated or effectuated), with an Acquiror, including, without limitation, a merger or consolidation, or series of transactions with the same Acquiror ("Combination"), and immediately after such transaction(s) less than 60% of the combined voting power of the then-outstanding securities of the Acquired Party or the Acquiror, will be held in the aggregate by the holders of securities entitled, immediately prior to such Combination, to vote generally in the election of directors of the Acquired Party ("Voting Securities");

(ii) The stockholders of the Acquired Party approve the sale or transfer of all or substantially all of its assets to any other Person or entity, and less than 60% of the combined voting power of the then-outstanding Voting Securities of such Acquiror immediately after such transaction will be held in the aggregate by the holders of the Voting Securities of the Acquired Party immediately prior to such sale;

(iii) An Acquiror acquires in one or a series of transactions beneficial ownership of more than 40% of the outstanding shares of Voting Securities of a Party;

(iv) The stockholders of a Party approve a plan of complete liquidation or dissolution of the Party;

(v) Any Acquiror obtains direct or indirect Control (as herein defined) over a party and, in Lucent's reasonable judgment, such Control may threaten Lucent's interests. For the purposes of this subsection, the term "Control" shall mean the possession directly or indirectly of the power to direct or cause the direction of the management or policies of a Party, whether through the ability to exercise voting power, by contract or otherwise;

(vi) At any time, Continuing Directors (as herein defined) shall not constitute at least 50% of the members of the Board ("Continuing Director" means (i) each individual, who has been a director of the Party for at least twelve (12) consecutive months before such time and (ii) each individual who was nominated or elected to be a director of the Party by at least a majority of the Continuing Directors at the time of such nomination or election); or

(vii) Any other transaction which has the effect of causing the substantive changes in the Acquired Party described in any of the preceding paragraphs.

       For the purposes of this Section, the term "Acquiror" shall mean one person or entity, or two or more persons and/or entities constituting a "group" for purposes of the Securities Exchange Act of 1934, as amended.

1.08 Plug Compatible shall mean products which can be installed and operate with the other so that both are fully functional, with no changes or with only trivial and inexpensive modification or reconfiguration.

1.09 Material Breach by Licensee shall mean a breach of this Agreement that arises from an unauthorized use or disclosure by Licensee of the Lucent Information where such breach in Lucent's reasonable sole opinion has or is likely to result in material harm to Lucent and which cannot be cured by damages, either because of the nature of the harm or Licensee's financial inability to pay damages, which breach is capable of being cured and remains uncured for more than ten (10) days following notice of the breach from Lucent.

1.10 Effective Date means the date on which the last Party executes this Agreement.

1.11  **************************************************************************
********************************************************************************
********************************************************************************
************************************************************************


                                    ARTICLE 2
                              INFORMATION FURNISHED

2.01(a) Lucent shall, within thirty (30) days after Licensee's written request, commence furnishing the Lucent Information or such portions thereof as may be necessary to meet an implementation schedule to be mutually agreed upon by Lucent and Licensee. If Lucent cannot so furnish such Lucent Information, Lucent shall advise Licensee of such additional reasonable period within which Lucent shall furnish said Lucent Information or portions thereof to Licensee.

     (b) Delivery of any Lucent Information shall be deemed to occur on the date such documentation is received by Licensee. Lucent shall pay all delivery costs.

     (c) With the delivery of the Lucent Information, Lucent shall also furnish to Licensee a list which completely identifies the information delivered. Lucent and Licensee shall promptly notify each other of any inaccuracies in the list. Said list shall be deemed to be a part of the definition of Lucent Information.

     (d) All information furnished, regardless of medium or form, by Lucent to Licensee in association with the performance of this Agreement, whether or not required thereby, shall be deemed to be a part of the Lucent Information.



                                    ARTICLE 3
                               SERVICES FURNISHED

3.01 Lucent, at Licensee's reasonable request and upon reasonable notice, but not earlier than is necessary to meet an implementation schedule to be agreed upon by Lucent and Licensee, shall furnish to Licensee, technical assistance services reasonably necessary to enable Licensee to use the Lucent Information, not to exceed 46 man-days, as mutually agreed at locations to be agreed upon by Licensee and Lucent.

3.02  Lucent  and  Licensee  shall  at  all  times  retain  the   administrative
supervision of their respective personnel.

3.03 Personnel of both Parties shall, while on any location of the other Party, comply with that Party's rules and regulations with regard to safety and security. Each Party shall have full control over its personnel and shall be entirely responsible for their complying with the rules and regulations of the other Party. Each Party agrees to indemnify and save the other Party harmless from any claims or demands, including the costs, expenses and reasonable attorney's fees incurred on account thereof, that may be made by (i) anyone for injuries to persons or damage to property resulting from acts or omissions of the other Party's personnel; or (ii) the other Party's personnel under Worker's Compensation or similar laws. Each agrees to defend the other against any such claim or demand.

3.04 Lucent and Licensee do not contemplate the provision of assistance or training services in any country other than the United States under this Agreement. Any such assistance or training services to be provided will be the subject of a separate agreement between the appropriate parties.

                                    ARTICLE 4
                             GRANTS OF RIGHTS TO USE
                               LUCENT INFORMATION


4.01 Subject to the termination provisions of Article 7, Lucent grants to Licensee, a perpetual, **************, non-exclusive, nontransferable, and worldwide:

     (a) right to use the Lucent ************** Technology for the design, development, manufacture, marketing or maintenance of BBT DLC PRODUCTS, provided that this Section 4.01(a) shall not convey to Licensee any right to disclose the Lucent *********** Technology to any entity other than its Subsidiaries;

     (b) license under its copyrights on or covering any Lucent *********** Technology to create derivative works, and to use, copy, and distribute the Lucent ***************** Technology and any derivative works, but only in connection with the design, development, manufacture, marketing or maintenance of BBT DLC PRODUCTS, provided that this subsection shall not convey to Licensee any right to disclose the Lucent ***************** Technology to any entity other than its Subsidiaries;

     (c) license under any claim of any patent which Lucent has a right to license as of the effective date of this Agreement which would be infringed by a BBT DLC PRODUCT, to the extent that such claim is necessarily infringed by the use of the Lucent ************* Technology;

     (d) right to grant to any third party supplier listed on Attachment 3, subject to the provisions of a confidentiality agreement acceptable to Lucent, rights of the scope granted to Licensee under Sections 4.01(a), 4.01(b) and 4.01(c), but only to the extent reasonably necessary to carryout activities of supplying Licensee with components of BBT DLC PRODUCTS. BBT may add suppliers to Attachment 3 with prior written consent of Lucent; and

     (e) license under its copyrights to copy and distribute "Distributable Versions" (as that term is defined in this Paragraph) of the BBT DLC PRODUCTS and associated documentation. A Distributable Version of the BBT DLC PRODUCTS may include object code compiled from the Lucent ************* Technology and shall be limited to Lucent **************** Technology commercially reasonably necessary to distribute in connection with commercial transfers of BBT DLC PRODUCTS. A use shall be deemed to be commercially reasonably necessary for purposes of this paragraph to the extent Lucent distributes like material with its own products. Products distributed to third parties pursuant to the right and license granted in this paragraph shall not be deemed to include confidential information and such distribution shall not be deemed to be a breach of Section 5.03.

4.02  Subject to the  termination  provisions  of Article  7,  Lucent  grants to
Licensee,  a  perpetual,  ************,   non-exclusive,   nontransferable,  and
worldwide license to use the

Lucent *********************** Technology and any Lucent-owned copyright on such technology, solely for the purpose of design, manufacture, development, marketing or maintenance of Licensee's backplane conversion card for use in connection with the Lucent ************************* Products listed on
Attachment 4 to this Agreement. Lucent further grants to Licensee a license under any claim of any patent which Lucent has a right to license as of the effective date of this Agreement which would be infringed by such Licensee backplane conversion card, to the extent that such claim is necessarily infringed by the use of the Lucent ***************** Technology. This subsection shall not convey any right to Licensee any right to disclose the Lucent ******************** Technology to any entity other than its Subsidiaries.


4.03 The rights to use and licenses granted to Licensee in Sections 4.01 and 4.02:


     (a) shall not be interpreted to provide Licensee with any right or license to use the Lucent Information in the design, manufacture, development, marketing or maintenance of products (1) other than BBT DLC PRODUCTS, (2) which are chips or chip sets sold, transferred or otherwise disposed of as stand-alone products,
(3) which are components of  ***************************************************
***************************************************  (including  the  associated
*****************), or private branch exchange switches; or (4) which are ********************* or ************** *********** which are electrically or optically compatible with a Lucent system.

     (b) shall not be interpreted to provide Licensee with any right or license to sell, transfer or disclose any test tools, test data, or similar information except as may be required to allow Licensee to exercise its rights under Section 4.01(d);

     (c) shall not allow Licensee to grant to any entity the right to remarket BBT DLC PRODUCTS which contain Lucent Information with such entities' brand name affixed to such products without the prior written consent of Lucent, except that this subsection (C) shall not apply to Lucent's **************** Information beyond five (5) years after the Effective Date; and

     (d) shall permit Licensee, except as provided in subsection 4.03 (c) above, to sell to third parties for resale; including resale under such third parties' private label; and

     (e) shall permit Licensee to create improvements.

4.04 Licensee shall own any improvements and derivative works to the Lucent Information created by Licensee. The use of any such improvements or derivative works in connection with Lucent Information shall be subject to the restrictions on use of Lucent Information set out in this Agreement.

4.05 Lucent is providing the Lucent Information to Licensee subject to the license grant set forth above. In so doing, the Parties understand and agree that Licensee is not acquiring any rights, title or interest therein except as expressly set forth above.

4.06 Export Control- Licensee will not use, distribute, transfer or transmit any products, software or technical information (even if incorporated into other products) provided under this Agreement except in compliance with U.S. export laws and regulations (the "Export Laws"). Licensee will not, directly or indirectly, export or re-export the following items to any country which is in the then current list of prohibited countries specified in the applicable Export
Laws: (a) software or technical data disclosed or provided to Licensee by Licensee or Licensee's subsidiaries or affiliates; or (b) the direct product of such software or technical data. Licensee agrees to promptly inform Lucent in writing of any written authorization issued by the U.S. Department of Commerce office of export licensing to export or re-export any such items referenced in
(a) or (b) which is issued prior to five years after the Effective Date. The obligations stated above in this clause will survive the expiration, cancellation or termination of this Agreement or any other related agreement.



                                    ARTICLE 5
                   LICENSEE'S OBLIGATIONS AND CONFIDENTIALITY

5.01 Licensee agrees:

     (i) that it will not use the Lucent Information except as expressly provided herein;

     (ii) that it shall keep the Lucent Information confidential;

    (iii) that it will not, without Lucent's express written permission, make or have made, or permit to be made, more copies of any of the Lucent Information than are necessary for its use hereunder;

     (iv) that it will not, without Lucent's express written permission, (a) use in advertising, publicity, or otherwise any trade name, trademark, trade device, service mark, symbol or any other identification or any abbreviation, contraction or simulation thereof owned or used by Lucent or any of its Subsidiaries, or (b) represent, directly or indirectly, that any product or service produced in whole or in part with the use of any of the Lucent Information is a product or service of Lucent or any of its Subsidiaries or is made in accordance with or utilizes any information or documentation of Lucent or any of its Subsidiaries; provided, however, that nothing in this Section 5.01 shall be construed as prohibiting Licensee from representing that it is licensed by Lucent with respect to the Lucent Information; and

     (v) that the Lucent Information and all documents furnished hereunder are deemed to be and shall remain the property of Lucent, and that upon termination of this Agreement or Licensee's rights hereunder, Licensee shall upon request deliver to Lucent all documents containing any of the Lucent Information and all copies thereof then under Licensee's or its supplier's control.

5.02 It is recognized that during the performance of this Agreement, Licensee's personnel may unavoidably receive or have access to private or confidential information of Lucent which is not the Lucent Information. Licensee agrees that all such information shall be treated for the purposes of the provisions of this Agreement as if it were Lucent Information.

5.03 (a) Unless otherwise agreed in writing by the Parties, during the period beginning on the Effective Date of this Agreement and extending twelve (12) years thereafter, a party receiving proprietary or confidential information in connection with this Agreement, including the Lucent Information, will (i) maintain it in confidence and will not disclose any part of it to anyone except those of its employees, agents or advisors having a need to know in order to accomplish the purposes of this Agreement and who are bound by terms similar to those of this section, (ii) use at least the same degree of care to maintain its secrecy as it uses in maintaining the secrecy of its own confidential and trade secret information of equal importance, (iii) always use at least a reasonable degree of care in maintaining its secrecy, and (iv) use it only for the purpose of exercising its rights and performing its obligations under this Agreement. Notwithstanding the foregoing, Licensee agrees that it shall maintain the Lucent ****************** Technology in confidence in perpetuity.

     (b) Neither party will have any obligation (confidentiality or restriction on use) concerning that part of the other's information which (i) at the time of disclosure in writing is not marked with a legend identifying it as "Proprietary", "Confidential" or a similar legend or, within thirty (30) days after oral disclosure, is not so identified in writing, (ii) at the time of disclosure to the receiving party was known to that party free of restriction as evidenced by documentation in that party's possession, (iii) is lawfully obtained from a third party under no obligation of confidentiality, (iv) is or becomes publicly available other than as a result of an act or failure to act of the receiving party, or (v) is independently developed by a party without use of the other's confidential information.

     (c) If any part of a party's confidential or proprietary information is wrongfully disclosed or used, then, in addition to the remedies provided by this Agreement or by law or in equity, the party which provides the information will be entitled to an injunction preventing further disclosure of the information by the other party or further disclosure or use of the information by any third parties to whom the information has been wrongfully disseminated.

                                    ARTICLE 6
                                    WARRANTY

6.01 (a) Lucent believes the Lucent Information to be furnished hereunder will be true and accurate. Lucent and its Subsidiaries shall not be held to any liability for errors or omissions in the Lucent Information.

     (b) Lucent warrants that the Lucent Information licensed to Licensee under this Agreement are the original work of Lucent or its Subsidiaries (or Lucent has a valid right to license such property) and it has the power to grant the rights described in this Agreement.

6.02 EXCEPT AS PROVIDED IN SECTION 6.01, LUCENT MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED. BY WAY OF EXAMPLE BUT NOT OF LIMITATION, LUCENT AND ITS SUBSIDIARIES MAKE NO REPRESENTATIONS OR WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, OR THAT THE USE OF THE LUCENT INFORMATION OR ANY PORTION OF IT WILL NOT INFRINGE ANY PATENT OF ANY THIRD PARTY, AND IT SHALL BE THE SOLE RESPONSIBILITY OF LICENSEE TO MAKE SUCH DETERMINATION AS IS NECESSARY WITH RESPECT TO THE ACQUISITION OF LICENSES UNDER PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. LUCENT AND ITS SUBSIDIARIES SHALL NOT BE HELD TO ANY LIABILITY WITH RESPECT TO ANY PATENT INFRINGEMENT OR ANY OTHER CLAIM MADE BY LICENSEE OR ANY THIRD PARTY ON ACCOUNT OF, OR ARISING FROM THE USE OF, THE LUCENT INFORMATION OR ANY PORTION OF IT.


                                    ARTICLE 7
                                   TERMINATION

7.01 Licenses and rights granted under this Agreement shall be effective during the term commencing on the effective date hereof and continuing until such licenses and rights are terminated pursuant to the provisions hereof.

7.02 If Licensee shall fail to fulfill one or more of its material obligations under this Agreement such that it is in Material Breach of its obligations set forth herein, Lucent may, upon its election and in addition to any other remedies that it may have, at any time, terminate all of Lucent's obligations hereunder and all of the licenses and rights granted by Lucent hereunder by not less than ten (10) days written notice to Licensee specifying any such breach or failure, unless within the period of such notice all grounds specified therein for termination pursuant to this Section 7.02 shall have been remedied.

7.03 If Lucent shall fail to fulfill one or more of its material obligations under this Agreement, or if Lucent shall fail to fully comply with all the requirements of United States law or other law applicable to this Agreement, to the extent that any such failure is not attributable to any failure on the part of Licensee to perform any of its obligations under this Agreement, Licensee may, upon its election and in addition to any other remedies that it may have, at any time terminate this Agreement by not less than two (2) months written notice to Lucent specifying any such breach or failure, unless within the period of such notice all grounds specified therein for termination pursuant to this Section 7.03 shall have been remedied.

7.04 The obligations of Licensee under this Agreement which, by their nature would survive termination of this Agreement, shall survive and continue after any such termination.

7.05 (a) If a voluntary or involuntary petition under applicable bankruptcy laws is filed by or against Licensee, unless Licensee provides to Lucent reasonable assurances that Licensee will be able to comply with the confidentiality provisions and provisions restricting Licensee's use of Lucent Information of this Agreement, Lucent may terminate this Agreement. Licensee shall immediately notify Lucent of the filing of any bankruptcy petition by or against Licensee. Notwithstanding the foregoing, a Change in Control of Licensee which results from bankruptcy proceedings shall be treated as provided in Section 7.06.

     (b) If a proceeding is commenced under any provision of the United States Bankruptcy Code, voluntary or involuntary, by or against either party, and this Agreement has not been terminated, the non-debtor party may file a request with the bankruptcy court to have the court set a date within sixty (60) days after the commencement of the case, by which the debtor party will assume or reject this Agreement, and the debtor party shall cooperate and take whatever steps are necessary to assume or reject the Agreement by such date.

7.06 Termination For Change In Control - In the event of a Change In Control of Licensee, or a reasonable expectation of a Change in Control of Licensee, then Licensee shall provide notice to SellerLucent of such actual or expected Change in Control event within ten (10) days of the knowledge or reasonable expectation of the Change in Control event. Upon the effective date of a Change in Control, Lucent shall have the right to terminate this Agreement provided that Lucent gives Licensee written notice of its intention to terminate at least thirty (30) days prior to the termination date specified in the termination notice.

7.07 In the event that Lucent terminates Licensee's rights under this Agreement pursuant to Section 7.06, termination of Licensee's rights under Section 4.01 (Lucent *********** Technology) shall not become effective until eighteen (18) months from the date on which Lucent notifies Licensee of such termination. The parties acknowledge that this eighteen month period is intended to permit Licensee to develop a commercial product of Licensee that substitutes for the product that utilizes the intellectual property for which Licensee's rights are being terminated. Lucent shall not be obligated to grant any extensions to the eighteen month period. This Section 7.07 shall not affect Lucent's right to terminate Licensee's rights under Section 4.02 (Lucent **************** Technology) upon giving Licensee the thirty day notice specified in Section 7.06.

7.08 Termination of Licensee's rights pursuant to Section 7.06 shall not terminate any license to the extent required to enable Licensee to fulfill contracts entered into prior to the effective date of termination.

7.09 Lucent's right under Sections 7.02, 7.05 and 7.06 to terminate the license to BBT granted under Section 4.01 (for Lucent *************** Technology) shall cease five (5) years after the Effective Date. This Section 7.09 shall not affect Lucent's rights under this Agreement to terminate the licenses granted herein to BBT under Section 4.02 (for Lucent ******************** Technology).


                                    ARTICLE 8
                      DISCLAIMERS/ LIMITATIONS OF LIABILITY

8.01 Licensee agrees to indemnify and save Lucent and its Subsidiaries harmless from any claims or demand for personal injury or property damage (including reasonable expense of litigation and settlement of such claims) by third persons to the extent that such claims arise out of, or in connection with, the furnishing or use of any information hereunder.

8.02 Neither Lucent nor Licensee shall be liable for any loss, damage, delay or failure of performance resulting directly or indirectly from any cause which is beyond its reasonable control, including but not limited to acts of God, extraordinary traffic conditions, riots, civil disturbances, wars, states of belligerency or acts of the public enemy, strikes, work stoppages, or the laws, regulations, acts or failure to act of any governmental authority. In the event that performance under this Agreement is prevented for a continuous period of two (2) months or longer by any of the foregoing causes, the Party, which does not receive the benefit of the performance of the other Party shall have the right to terminate this Agreement by giving written notice to the other Party.

8.03 NOTWITHSTANDING ANY OTHER SECTIONS OF THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL LOSS OR DAMAGES OF ANY NATURE, HOWEVER CAUSED.


                                    ARTICLE 9
                                    DISPUTES


9.01 (a) The following procedures shall apply to any dispute or disagreement between the Parties or any of their Subsidiaries arising out of this Agreement.

(b)  First:

          (i) either Party may give written notification of such dispute or disagreement to the other Party and

          (ii) the Parties shall communicate with each other promptly with a view to resolving such dispute or disagreement within 21 days (or such extended period as the Parties agree is appropriate in any case) after such written notification is given.

(c) The giving of any notice  regarding any dispute or  disagreement  under this
Section 9.01 shall toll the running of all applicable statutes of limitation until the later of (i) 90 days following the giving of such notice or (ii) 30 days following the termination of discussions between the Parties concerning such dispute or disagreement.

(d) Second, if at the end of the 21 day period referenced in Section 9.01(b)(as it may be extended) such dispute or disagreement has not been resolved to the satisfaction of both parties, either Party may request in writing that such dispute or disagreement be the subject of non-binding mediation. Following such request, the Parties shall endeavor in good faith promptly to identify a single person (who shall be a person with experience and good reputation) who shall assist the Parties in discussing such dispute or disagreement and in attempting to reach a mutually acceptable business resolution. Such mediation process shall terminate not later than 30 days following the request therefor (or such extended or shorter period as the Parties agree is appropriate). All applicable statutes of limitation shall be tolled during the period of mediation.

(e) Third, if at the end of the 30 day period referenced in Section 9.01(d) (as it may be extended or shortened) such dispute or disagreement has not been resolved to the satisfaction of both parties, either Party (the "complainant") may commence binding arbitration by giving the other Party (the "respondent") notice in writing (the "initiating notice") setting forth in reasonable detail the nature of its claim and the relief requested stating that the complainant is invoking the procedures set forth in this (e) and (f) and naming the complainant's representative on the Arbitration Panel (as defined below). Within 21 days of receipt of an initiating notice, the respondent shall give the complainant notice in writing (the "response") setting forth in reasonable detail: (1) the basis of its response to the claim; (2) the nature of any counterclaim it has against the complainant arising from the same set of facts and circumstances that gave rise to the original claim; (3) any other counterclaim that Party wishes to bring at that time (although the Party has no obligation to bring such counterclaims at that time); (4) the relief requested; and (5) naming the respondent's representative on the Arbitration Panel. The two representatives shall select a third person who is mutually acceptable to them. If the representatives fail to make such selection within 21 days, the complainant and the respondent shall each replace its representative with a new representative and the new representatives shall be subject to the preceding sentence and this sentence. Once a third person is selected, such person together with the representatives of the complainant and the respondent shall form the Arbitration Panel. The date upon which the Arbitration Panel is formed shall be the "Commencement Date".

(f) The Arbitration Panel shall conduct proceedings to determine the merits under applicable law of the claims set forth in the initiating notice and the response. The proceedings shall be administered by JAMS/Endispute in accordance with its Comprehensive Arbitration Rules and Procedures in effect as of the Effective Date, subject to the following additional rules:

     (i)  the proceedings shall take place in New York City;

     (ii) the Arbitration Panel (including, if necessary, any replacement(s) to the Arbitration Panel) shall be selected as set forth in Section 9.01(e);

    (iii) the available relief shall include damages, injunctive relief and equitable relief to the extent allowed under the applicable law, this Agreement and any other agreement between the parties;

     (iv) the parties shall attempt in good faith promptly to agree on the nature and extent of any discovery in connection with the arbitration, provided that, in the absence of such agreement, discovery shall be governed by JAMS/Endispute's Comprehensive Arbitration Rules and Procedures and the applicable law with respect to privilege and other protections from disclosure, including the work product doctrine;

     (v) the final decision of the Arbitration Panel (the "Award") shall be issued within six months of the Commencement Date (the date of issuance of the Award being the "Award Date") and must be joined by at least two members of the Arbitration Panel;

     (vi) each party to the proceedings shall pay its own costs in connection with the proceedings, including the costs and expenses of its representative on the Arbitration Panel, and the parties shall share equally the other costs of the proceedings, including the fees of the third member of the Arbitration Panel, except that the prevailing party shall be entitled to recover its attorneys' fees incurred in prosecution thereof.

(g) In accordance with the Federal Arbitration Act, 9 U.S.C. ss.1 et seq., the Award shall be final and binding and judgment thereon may be entered by any state or federal court having jurisdiction thereof.

(h) Nothing in this Section 9.01 shall be construed to preclude either party from seeking injunctive relief in a court of competent jurisdiction to prevent imminent irreparable harm. The dispute resolution procedures set forth herein shall be stayed pending disposition of any application for such relief. The Parties agree that a court of competent jurisdiction may consider the merits of any claim that is subject to the dispute resolution procedures set forth herein to the extent necessary to resolve any permissible application for injunctive relief.

                                   ARTICLE 10
                                  MISCELLANEOUS

10.01 This Agreement shall prevail in the event of any conflicting terms or legends which may appear on documents or the Lucent Information furnished hereunder.

10.02 All article headings and the table of contents are for convenience purposes only and shall in no way affect, or be used in, the interpretation of this Agreement.

10.03 This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, modifications, understandings or representations with respect to such subject matter other than as expressly provided herein, or in any prior existing written agreement between the parties, or as duly set forth on or subsequent to the effective date hereof in writing and signed by a proper and duly authorized representative of the party to be bound thereby.

10.04 Lucent may assign all or any part of its rights and obligations to any successor in interest of its business to which this Agreement relates or to any of its Subsidiaries. BBT shall not assign any right or interest under this Agreement (excepting solely for moneys due to or become due) without the prior written consent of Lucent. Subject to Lucent's right to terminate upon the occurrence of a Change in Control, a merger or consolidation shall not be deemed to be an assignment. BBT will provide Lucent with thirty (30) days prior written notice prior to the closing of a merger or consolidation. However, it is understood and agreed by the Parties that this does not prohibit Licensee from subcontracting certain activities in accordance with the provisions of Section 4.01(d). Notwithstanding the foregoing, following five (5) years after the Effective Date, Licensee may assign any rights hereunder except rights under
Section 4.02 to the Lucent ************************ Technology.

10.05 This Agreement shall be interpreted in accordance with the laws of the state of New Jersey, without giving effect to any choice of laws rules.


10.06(a) Until further notice in writing, the following organizations or individuals shall administer activities and performances under this Agreement:

               (i)  For Lucent,
                         Michael Kania
                         Access Project Management Director
                         Lucent Technologies Inc.
                         Whippany, New Jersey
                         United States of America


               (ii) For Licensee,
                         BroadBand Technologies, Inc.
                         4024 Stirrup Creek Drive
                         Durham, NC   27709-3737

                         Attention:  Chief Financial Officer

     (b) All requests for information, documents and technical assistance and training services shall be made by Licensee in writing, or if made orally then confirmed in writing within seven (7) days after such request has been made, to the organization designated in Section 10.06(a). Lucent shall acknowledge requests made pursuant to this Section 10.06(b) in writing and shall within fourteen (14) days after the receipt of the written request indicate whether it will or will not comply with such request or propose an alternative to such request.


10.07 Except as provided in Section 10.06, until further notice in writing, any notice or other communication hereunder shall be deemed to be sufficiently given to the addressee and any delivery hereunder deemed made when delivered by U.S.
Mail:


               (i)  To Lucent,

                         To Lucent:  Lucent Technologies Inc.
                         Address:  67 Whippany Road
                                   Whippany, New Jersey 07981
                         Attn:     Access Product Management Vice President

                         with a copy to:
                         Lucent Technologies Inc.
                         283 King George Road
                         Warren, New Jersey  07059
                         Attention: Corporate Counsel - Switching and Access

               (ii) To Licensee:
                         BroadBand Technologies, Inc.
                         4024 Stirrup Creek Drive
                         Durham, NC   27709-3737


                         (Attention: Chief Financial Officer)

                         with a copy to:
                         James F. Verdonik
                         Kilpatrick Stockton LLP
                         Post Office Box 300004
                         Raleigh, North Carolina 27622


The effective dates of such notice shall be: (1) five (5) days following the date mailed for certified or registered letters and (2) two (2) days following the date mailed for overnight letters. The above addresses may be changed at any time by giving prior written notice as above provided.

10.08 This Agreement may be executed in one or more counterparts.

10.09 Breach by a Party of any other agreement between the Parties shall not constitute a breach of this Agreement, unless the same conduct independently breaches this Agreement. A breach of this Agreement shall not constitute a breach of any other agreement between the Parties, unless the same conduct independently breaches such other agreement.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below.


               LUCENT TECHNOLOGIES INC.



               By:
                  --------------------------------------------------
                     M. R. Greene
                     Acting Group President - Intellectual Property


               Date:
                   ------------------------------------------------




               BROADBAND TECHNOLOGIES, INC.




               By:
                  --------------------------------------------------
                     David E. Orr
                     President & CEO


               Date:
                   ------------------------------------------------







              THIS AGREEMENT DOES NOT BIND OR OBLIGATE EITHER PARTY
                IN ANY MANNER UNLESS DULY EXECUTED BY AUTHORIZED
                         REPRESENTATIVES OF BOTH PARTIES

                                  ATTACHMENT 1


                      Lucent ****************** Technology

Lucent's ************ Technology means the following line interface information owned by Lucent for Lucent's *************************************************
************************************************ :


Parts list (including part numbers and supplier lists)
Schematic diagrams
Board layout documentation


For purposes of clarity, the parties recognize that Lucent's *********** Technology shall not include any source code programs, read-only memory (ROM) code, embedded protocols (interface specifications), or application specific integrated circuit (ASIC) design information or schematics.

                                  ATTACHMENT 2


                     Lucent ******************** Technology

Lucent's ************ Technology means the following line interface information owned by Lucent for Lucent's *************************************************
************************************************ :


Parts list (including part numbers and supplier lists)
Schematic diagrams
Board layout documentation
Interface specifications



For purposes of clarity, the parties recognize that Lucent's **************** Technology shall not include any source code programs, read-only memory (ROM) code, or application specific integrated circuit (ASIC) design information or schematics.

                                  ATTACHMENT 3


                             BBT Approved Suppliers

                    DESIGN SERVICES:

                           **************************

                           **************************

                           **************************


                    MANUFACTURING SUBCONTRACTORS:

                           **************************

                           **************************

                           **************************

                           **************************

                                  ATTACHMENT 4


             List of Lucent ****************************** Products



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